                                                                   EXHIBIT 10.78

                               PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT, (the "Agreement"), is made and entered into in Dallas County, Texas on this the 30/th/ day of September 1999, by and between Polyphase Instrument Acquisition Corporation, a Pennsylvania corporation with its principal place of business at 175 Commerce Drive Fort Washington, Pennsylvania 19034 (hereinafter the "Pledgor"), and Polyphase Corporation a corporation duly authorized and existing pursuant to the state of Nevada (hereinafter the "Secured Party").

                             W I T N E S S E T H:

     WHEREAS, Pledgor is indebted to the Secured Party pursuant to that certain Subordinated Promissory Note dated of even date herewith in the original principal amount of ONE MILLION DOLLARS ($1,000,000) and being due and payable as therein provided (hereinafter the "Note"); and

     WHEREAS, as a material inducement to the Secured Party to loan Pledgor the sum of ONE MILLION DOLLARS ($1,000,000), pursuant to the terms and conditions set forth in the Note and the Stock Purchase Agreement dated the date hereof (the "Stock Purchase Agreement") between Maker and Payee, Pledgor has agreed to pledge 20,000 shares of the common stock, (hereinafter the "Pledged Shares"), one dollar par value, of Polyphase Instrument Co., (hereinafter "PIC"), a corporation duly authorized and existing pursuant to the laws of the Commonwealth of Pennsylvania with its principal place of business at 175 Commerce Drive, Fort Washington, Pennsylvania 19034, to the Secured Party to secure payment of the indebtedness evidenced by the Note;

     WHEREAS, the Pledged Shares represent all of the shares purchased by Pledgor from the Secured Party on even date herewith pursuant to the Stock Purchase Agreement;

     WHEREAS, the Secured Party has required that the Pledged Collateral (as hereinafter defined) act as security for the payment and performance of any and all obligations of Pledgor to the Secured Party under the Note and this Agreement;

     WHEREAS, Pledgor has deemed it to be in Pledgor's best interest to pledge the Pledged Collateral to the Secured Party as security for the payment by Pledgor of the indebtedness evidenced by the Note; and

     WHEREAS, the parties desire to set forth in writing their agreement as to the administration and disposition of the Pledged Collateral and certain other matters as set forth herein;

     NOW, THEREFORE, for and in consideration of the above stated premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereby agree as follows:

     1.   Pledge.  As collateral security for the payment and performance of the
          ------
Obligations (as defined in Section 2 hereof) of Pledgor, Pledgor hereby pledges to the Secured Party, and grants, transfers, assigns and hypothecates to the Secured Party a continuing security interest in, the following property owned by Pledgor (hereinafter the "Pledged Collateral"):

          (a). Pledged Shares.  The Pledged Shares and the certificates
               --------------
          representing the Pledged Shares;

          (b). Dividends and Proceeds.  All dividends, (except as permitted
               ----------------------
          under the Guaranty), cash, products, proceeds, securities, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, including, but not limited to, all distributions or payments in partial or complete liquidation or redemption of the Pledged Shares; and

          (c). Additional Shares.  All additional shares of stock of PIC from
               -----------------
          time to time hereafter acquired by Pledgor arising from the Pledged Shares as a result of any reclassification, readjustment, stock split, stock dividend, or reorganization and the certificates representing such additional shares, and all dividends, cash, products, proceeds, securities instruments and other property from time to time received, receivable or otherwise distributed in respect of or exchange for any or all of such shares.

     2.   Security for Obligations.  This Agreement secures the payment and
          ------------------------
performance of (i) all obligations of Pledgor to the Secured Party now or hereafter existing under the Note whether for indebtedness (principal and interest), fees, damages, expenses or otherwise, and whether evidenced by any instrument, agreement or book account, and (ii) all obligations of Pledgor to the Secured Party now or hereafter existing under this Agreement, regardless of whether the amounts referred to in clause (i) or (ii) above are due or to become due, direct or indirect, primary or secondary, joint, several, or joint and several, or fixed or contingent obligations of Pledgor. All of such obligations are collectively referred to herein as the "Obligations."

     3.   Delivery of Pledged Collateral.  The Pledged Collateral is subject to
          ------------------------------
an existing first priority lien in favor of the holder of the Senior Indebtedness (as that term is defined in the Stock Purchase Agreement) (the "Priority Lien"). Pledgor is not currently in possession of the Pledged Collateral. Upon the retirement of the Senior Indebtedness, Pledgor shall immediately deliver and deposit with the Secured Party the stock certificate or certificates or other instruments evidencing the Pledged Collateral owned by Pledgor, along with such assignments, financing statements, endorsements, and/or transfer powers duly executed by Pledgor in blank as will enable the Secured Party after an Event of Default (as hereafter defined) to register the Pledged Collateral in the Secured Party's name or in the name of the Secured Party's nominee in the appropriate record books until such time as the Obligations of Pledgor to the Secured Party have been discharged. All of the foregoing documents shall be in form and substance satisfactory to the Secured Party. The Secured Party shall return the Pledged Collateral to Pledgor upon payment in full of the Obligations.

     4.   Further Assurances and Documentation.  Pledgor agrees that at any time
          ------------------------------------
and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce the Secured Party's rights and remedies hereunder with respect to any Pledged Collateral.

     5.   Representations and Warranties.  Pledgor represents and warrants to
          ------------------------------
the Secured Party as follows:

          (a). Authorization.  The execution, delivery, and performance of this
               -------------
          Agreement are within Pledgor's powers and are not in contravention of any applicable law;

          (b). Absence of Conflicts.  Except for the Senior Indebtedness (as
               --------------------
          that term is defined in the Stock Purchase Agreement), Pledgor is not obligated under any contract or agreement, which materially or adversely affects Pledgor's properties or assets, or Pledgor's financial condition, and neither the execution nor delivery of this Agreement nor the consummation of any transaction contemplated hereby will conflict with or result in any breach of the terms, conditions, or provisions of, or constitute a default under any agreement or instrument relative thereto to which Pledgor is subject;

          (c). Authorized Shares.  The Pledged Shares have been duly authorized
               -----------------
          and validly issued and are fully paid and non-assessable;

          (d). Unencumbered Title to Pledged Collateral.  Pledgor is the legal
               ----------------------------------------
          and beneficial owner of the Pledged Collateral owned by Pledgor free and clear of any lien, security interest, option or other charge or encumbrance whatsoever except for the Priority Lien and the security interest created by this Agreement and except for restrictions imposed upon the transferability of unregistered stock by the Securities Act of 1933, as amended. Until such time as the Obligations have been paid in full, Pledgor, at Pledgor's sole expense, will keep the Pledged Collateral free from other liens, security interests, encumbrances or claims (other than those arising with respect to the Senior Indebtedness); and Pledgor will defend the Pledged Collateral against the claims and demands of all persons claiming the Pledged Collateral or any part thereof or interest therein (other than those arising with respect to the Senior Indebtedness);

          (e). Perfected Security Interest. The pledge of the Pledged Shares
               -----------------------------
          pursuant to this Agreement creates a valid and perfected security interest in the Pledged Collateral, securing the payment of the Obligations;

          (f). No Approval Required.  No authorization, approval, or other
               --------------------
          action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or
          (ii) for the exercise by the Secured Party of the rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale or securities generally); and

          (g). Accurate Information.  All information contained in statements
               --------------------
          furnished or to be furnished to the Secured Party by or on behalf of Pledgor in connection with the Pledged Collateral or the Obligations is complete and accurate in all material respects.

     6.   Expenses.  Pledgor will upon demand pay to the Secured Party the
          --------
amount of any and all reasonable expenses, including the reasonable fees and expenses of the Secured Party's counsel and of any experts and agents, which the Secured Party may incur after the occurrence of an Event of Default (as hereinafter defined) in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, or (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder.

     7.   Voting Rights and Dividends.
          ---------------------------

          (a). Rights Prior to Default.  So long as no Event of Default shall
               -----------------------
          have occurred and be continuing:

               (i). Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, Pledgor may not exercise such voting rights so as to (a) dilute the Secured Party's ownership percentage represented by the Pledged Collateral and Secured Party shall not be required to exercise preemptive rights; or (b) other than in the ordinary course of business, impair the value of the Pledged Collateral; and

               (ii). Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all

                    A. dividends and interest paid or payable other than cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral;

                    B. dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                      C. cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral shall be forthwith delivered to the Secured Party to hold as, pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Secured Party and the holders of the Senior Indebtedness, be segregated from the other property or funds of Pledgor, and, upon retirement of the Senior Indebtedness, be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements). Pledgor shall promptly notify the Secured Party of the occurrence of any of the above matters upon the occurrence thereof; and

               (iii). The Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise voting and other rights which Pledgor is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which Pledgor is authorized to receive and retain pursuant to paragraph (ii) above.

          (b). Rights Upon Default.  Upon the occurrence and during the
               -------------------
          continuance of an Event of Default:

               (i). All rights of Pledgor to exercise the voting and other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to Section 7(a)(i) and to receive the dividends and interest payments which Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

               (ii). All dividends and interest payments which are received by Pledgor contrary to the provisions or paragraph (i) of this
               Section 7(b) shall be received in trust for the benefit of the Secured Party and the holders of the Senior Indebtedness, shall be segregated from other funds of' Pledgor and, upon retirement of the Senior Indebtedness, shall be forthwith paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

     8.   Events of Default.  The occurrence of any one or more of the following
          -----------------
events shall constitute an Event of Default hereunder:

          (a). Default Under Note.  An Event of Default shall have occurred
               ------------------
          under the Note;

          (b). Insolvency.  Pledgor shall admit in writing Pledgor's inability
               ----------
          to pay Pledgor's debts, or shall make a general assignment of Pledgor's assets or property rights for the benefit of Pledgor's creditors; or any proceeding shall be instituted by or against Pledgor seeking to adjudicate Pledgor a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of Pledgor or Pledgor's debts under any law relating to bankruptcy, insolvency or reorganization or release of debtors, or seeking appointment of a receiver, custodian, trustee, or other similar official for Pledgor or for any substantial part of the property of Pledgor, and in the case of any such proceeding instituted against Pledgor shall remain undismissed for a period of' ninety (90) days;

          (c). Falsity of Representation.  Any warranty, representation or
               -------------------------
          statement made by Pledgor in this Agreement shall prove to have been false in any material respect when made ; or

          (d). Levy Against Collateral.  The levy against the Pledged
               -----------------------
          Collateral, or any part hereof, of any execution, attachment, sequestration or other writ, which shall remain undismissed for a period of sixty (60) days.

     9.   Remedies Upon Default.
          ---------------------

          (a). Remedies.  Upon the occurrence of an Event of Default, and in
               --------
          addition to any and all other rights and remedies which the Secured Party may then have hereunder, or under the Texas Business and Commerce Code (the "Code"), or otherwise, the Secured Party may at the Secured Party's option (i) declare the entire unpaid balance of principal of, and all accrued interest on, the Obligations immediately due and payable without demand, presentment, notice of default, notice of intent to accelerate or notice of acceleration of maturity, all of which are hereby expressly waived; (ii) notify any person obligated on any of the Pledged Collateral of the security interest of the Secured Party therein and request such person to make payment directly to the Secured Party, (iii) demand, sue for, collect or otherwise reduce the Secured Party's claims to judgment, foreclose or otherwise enforce the Secured Party's security interest through judicial procedure or make any settlement or compromise the Secured Party deems desirable with respect to any of the Pledged Collateral; (iv) after notification expressly provided for herein sell or otherwise dispose of, at the office of the Secured Party, or elsewhere, as chosen by the Secured Party, all or any part of the Pledged Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Pledged Collateral shall not exhaust the power of sale granted hereunder, but sales may be made from time to time until all of the Pledged Collateral has been sold or until the Obligations have been paid in full) and at such sale it shall not be necessary to exhibit the Pledged Collateral; (v) at the Secured Party's discretion, retain the Pledged Collateral in satisfaction of the Obligations whenever the circumstances are such that the Secured Party is entitled to do so under the Code; (vi) apply by appropriate judicial proceedings for appointment of a receiver for the Pledged Collateral, or any part thereof, (vii) purchase the Pledged Collateral at any public sale; (viii) purchase the Pledged Collateral at any private sale; and/or (ix) exercise the rights set forth in Section 7(b) hereof. The foregoing remedies shall be cumulative and except for the provisions of Section 9(a)(v) above without prejudice to the Secured Party's right to recover any deficiency including reasonable attorneys' fees and costs permitted by this Agreement.

          (b). Sale of Pledged Collateral.  The Secured Party is authorized, at
               --------------------------
          any sale of the Pledged Collateral, if the Secured Party deems it advisable, to restrict the prospective bidders or purchasers to those persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to distribution or sale of any of the Pledged Collateral. Upon any such sale, the Secured Party shall have the right to deliver, assign, and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of' any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay such selling price, and such Pledged Collateral may again be sold upon like notice. The Secured Party may also, at the Secured Party's discretion, proceed by a suit or suits at law, or in equity to foreclose the pledge and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Pledged Collateral, or any part thereof, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

          (c). Notification.  Reasonable notification of the time and place of
               ------------
          any public sale of the Pledged Collateral, or any reasonable notification of the time after which any private sale or other intended disposition of the Pledged Collateral is to be made, shall be sent to Pledgor and to any other person entitled under the Code to notice. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purpose of this Agreement. Notice shall be deemed to be sent when it is deposited in the United States Mail, return receipt requested, bearing the proper postage and addressed to the Pledgor and/or any other person entitled to receive notice, at their last known address according to the records of the Secured Party.

          (d). Application of Proceeds.  Upon the occurrence of an Event of
               -----------------------
          Default or maturity of any instrument evidencing the Obligations or any part thereof whether such maturity be by such terms of such instruments or through the exercise of any power of acceleration, the Secured Party is authorized and empowered to apply any and all funds realized from the sale of the Pledged Collateral not previously credited against the Obligations first toward the payment of the costs, charges and expenses, if any, incurred in the collection of such funds hereunder, and then toward the payment of the Obligations, and shall pay any balance remaining to the Pledgor in accordance with the written instructions executed by such Pledgor or as prescribed by the Code.

     10.  Secured Party Appointed Attorney-in-Fact.  Pledgor hereby irrevocably
          ----------------------------------------
appoints the Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Secured Party's discretion after the occurrence of an Event of Default to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation, (i) the right and power to execute and deliver any and all powers and other instruments, documents, certificates and agreements necessary or appropriate to transfer ownership of the Pledged Collateral, and (ii) the right and power to receive, endorse and collect all checks and other instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full acquittance for the same. The foregoing appointment of the Secured Party as Pledgor's attorney-in-fact is irrevocable and is coupled with an interest.

     11.  Certain Rights Before and After a Default.
          -----------------------------------------

          (a). Secured Party May Perform.  If Pledgor fails to perform any
               -------------------------
          agreement contained herein, the Secured Party may perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by Pledgor pursuant to the provisions of Section 6 hereof.

          (b). Notification of Issuer.  The Secured Party shall have the right
               ----------------------
          to notify the issuer of the Pledged Collateral that the Pledged Collateral has been pledged.

     12.  Substitution of Collateral.  Pledgor may substitute collateral for the
          --------------------------
Pledged Collateral provided each of the following, condition is satisfied: (i) the substituted collateral has a fair market value equal to or greater than the then unpaid principal balance and accrued interest on the Note, (ii) the substituted collateral is not subject to any liens, encumbrances or other restrictions other than a security interest in favor of the Secured Party, (iii) the substituted collateral consists of marketable and registered securities, a certificate of deposit, or other property acceptable to the Secured Party, (iv) the Secured Party will have a security interest in the substituted collateral with a priority equivalent to the priority of Secured Party's security interest in the Pledged Collateral, and (v) the Secured Party consents to the receipt and substitution of the substituted collateral and Pledgor executes and delivers all documents and instruments necessary to grant the Secured Party a security interest in the substituted collateral with a priority equivalent to the priority of Secured Party's security interest in the Pledged Collateral.

     13.  Surrender of Collateral.  The Secured Party may surrender, release,
          -----------------------
exchange or alter any collateral or security for the Obligations without effecting the liability of Pledgor under this Agreement, and this Agreement shall continue effective notwithstanding any legal disability of Pledgor to incur any indebtedness or obligation incurred to the Secured Party.

     14.  General Provisions.
          ------------------

          (a). Further Assurances.  The parties agree (a) to furnish upon
               ------------------
          request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

          (b). Severability.  If any provision of this Agreement is held invalid
               ------------
          or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.
          Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

          (c). Section Headings, Construction.  The headings of Sections in this
               ------------------------------
          Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

          (d). Presumption Against Scrivener.  Each party waives the presumption
               -----------------------------
          that this Agreement is presumed to be in favor of the party that did not prepare it, in case of a dispute as to interpretation.

          (e). Representation by Counsel.  Each party acknowledges that it has
               -------------------------
          had the opportunity to be represented by separate independent counsel in the negotiation of this Agreement, that any such respective attorneys were of its own choosing. The parties warrant and represent that they have consulted with their counsel concerning the execution, the meaning and the import of this Agreement, and each has read this Agreement and fully understands the terms hereof as signified by their signatures below, and are executing the same of their own free will for the purposes and consideration herein expressed. The parties warrant and represent that they have had sufficient time to consider whether to enter into this Agreement and that they are relying solely on their own judgment and the advice of their own counsel in deciding to execute this Agreement.

          (f). Counterparts.  This Agreement may be executed by the parties
               ------------
          hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

          (g). Choice of Law and Venue.  THIS AGREEMENT SHALL BE GOVERNED BY AND
               -----------------------
          CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. HOWEVER, ANY LITIGATION, SPECIAL PROCEEDING OR OTHER PROCEEDING AS BETWEEN THE PARTIES THAT MAY BE BROUGHT, OR ARISE OUT OF, IN CONNECTION WITH OR BY REASON OF THIS AGREEMENT SHALL BE BROUGHT IN THE APPLICABLE FEDERAL OR STATE COURT LOCATED IN DALLAS COUNTY, TEXAS., WHICH COURTS SHALL BE THE EXCLUSIVE COURTS OF JURISDICTION AND VENUE.

          (h). Notices.  Any notices or other communications required or
               -------
          permitted hereunder shall be sufficiently given if delivered in writing personally or sent by registered or certified mail, postage prepaid, addressed to the parties as follows:

               if to Pledgor:

                    Polyphase Instrument Acquisition Corporation
                    175 Commerce Drive
                    Fort Washington, Pennsylvania 19034
                    Facsimile No.: 215-646-4911

               with a copy to:

                    Stuart M. Brown, Esquire
                    Buchanan Ingersoll Professional Corporation
                    Eleven Penn Center, 14th Floor
                    1835 Market Street
                    Philadelphia, PA 19103-2985

               if to Secured Party:

                    Polyphase Corporation
                    4800 Broadway, Suite A
                    Addison, Texas 75001
                    Attention: President
                    Facsimile: 972-386-8008
               with a copy to:

                    Albert B. Greco, Jr.
                    Law Offices of Albert B. Greco, Jr.
                    16901 Dallas Parkway, Suite 230
                    Addison, Texas 75001
                    Facsimile No.: 972-818-7343

          Each party hereto may change such party's address for notice hereunder by furnishing such new address in writing to the other parties hereto in accordance with the provisions of this Section. All notices hereunder shall be deemed to have been given as of the date so delivered, if delivered in person, or three (3) days after a written document containing such notice, properly addressed and with postage prepaid, is deposited in a receptacle maintained by the United States Postal Service for such purpose.

          (i). Continuing Security Interest  This Agreement shall create a
               ----------------------------
          continuing security interest in the Pledged Collateral and shall remain in full force and effect until payment in full of the Obligations.

          (j). Nonwaiver.  Unless otherwise expressly provided herein, no waiver
               ---------
          by the Secured Party of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Secured Party. No delay or omission in the exercise of any right or remedy accruing to the Secured Party upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by the Secured Party of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant or condition herein contained.

          (k). Entire Agreement.  This Agreement sets forth the entire
               ----------------
          understanding of the parties with respect to the Pledged Collateral and supersedes all prior or contemporaneous representations, understandings and agreements, oral. or written, made between the parties effecting the, subject matter hereof, and all such prior or contemporaneous representations, understandings and agreements are hereby terminated.

          (l). Parties Bound.  This Agreement shall be binding upon and inure to
               -------------
          the benefit of the parties and their respective successors, assigns, heirs, and personal representatives.

          (m). Subordination.  Notwithstanding any provision in this Agreement
               -------------
          to the contrary, the security interest of Secured Party in the Pledged

          Collateral is subordinated and subject in right to the security interest of the holders of the Senior Indebtedness in the Pledged Collateral.

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                   PLEDGOR:

                                   POLYPHASE INSTRUMENT ACQUISITION CORPORATION


                                   ____________________________________________
                                   By:  Gus M. Monastero
                                   Its: President



                                   SECURED PARTY:

                                   POLYPHASE CORPORATION


                                   ____________________________________________
                                   By:  James Rudis
                                   Its: President


                                       16